UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (773) 304-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on March 31, 2023, Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with HIS Company, Inc., a Texas corporation (“Hisco”), HIS Company, Inc. Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of the Seller, and Ellis Moseley, solely in his capacity as the representative of the Seller, for the acquisition of all of the issued and outstanding capital stock of Hisco from the Seller.

The audited consolidated financial statements of Hisco and its subsidiaries contain certain private company accounting elections. These and the related pro forma financial information are being filed voluntarily in connection with the Company’s previously announced offering of subscription rights. The Company intends to file the required Hisco audited and unaudited interim financial statements that comply with Rule 3-05 of Regulation S-X within the required timeframe following completion of the acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited consolidated financial statements of Hisco and its subsidiaries as of and for the years ended October 31, 2022 and 2021, the notes related thereto and the independent auditor’s report of Weaver and Tidwell, L.L.P., independent auditor to Hisco, related thereto are filed as Exhibit 99.1 hereto and are hereby incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company and Hisco as of and for the year ended December 31, 2022 and the notes related thereto are filed as Exhibit 99.2 hereto and are hereby incorporated herein by reference.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Exhibit Description

23.1	Consent of Weaver and Tidwell, L.L.P.

99.1	Audited Consolidated Financial Statements of Hisco and its subsidiaries as of and for the fiscal years ended October 31, 2022 and 2021, the notes related thereto and the Independent Auditor’s Report of Weaver and Tidwell, L.L.P. related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company and Hisco as of and for the year ended December 31, 2022 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: May 8, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President and Chief Financial Officer